Exhibit 10.5

LOCKUP AGREEMENT

This AGREEMENT (the "Agreement") is made as of the _____________, 2014, by __________ ("Holder"), maintaining an address at _________________________________, in connection with his ownership of shares of PishPosh, Inc., a Nevada corporation (the "Company").

Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement (as defined below) or in the Company's Articles of Incorporation and related Certificate of Designation for Series A Preferred Stock ("Preferred Stock").

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, Holder agrees as follows:

1.           Background.

a.           Holder is the direct or indirect beneficial owner of the amount of shares of the Common Stock, Common Stock Equivalents or other securities of the Company set forth on the signature page hereto and any shares of Common Stock, Common Stock Equivalents or other securities of the Company which hereafter may be acquired by the Holder (collectively, the "Restricted Securities").

b.           Holder acknowledges that the Company has entered into or will enter into at or about the date hereof agreements (each a "Securities Purchase Agreement") with purchasers ("Purchasers") of the Preferred Stock. Holder understands that, as a condition to proceeding with the sale of the Securities pursuant to the Securities Purchase Agreement, the Purchasers have required, and the Company has agreed to obtain on behalf of the Purchasers, an agreement from the Holder to restrict Holder's sales of the Restricted Securities from the date of the Securities Purchase Agreement until the sooner of (i) eighteen months after the Effective Date, or (ii) less than one-third of the Preferred Stock issued pursuant to the Securities Purchase Agreement or securities received in lieu or exchange therefor in connection with a Public Company Event ("Successor Stock") are issuable or outstanding (the "Restriction Period"), and to agree to sell Holder's Restricted Securities upon the occurrence of certain events and circumstances set forth herein.

2.            Sale Restriction.

a.           Holder hereby agrees that during the Restriction Period, the Holder will not sell, transfer or otherwise dispose of any shares of the Restricted Securities or other rights to purchase shares of Common Stock or any other security of the Company which Holder owns or has a right to acquire as of the date hereof or during the Restriction Period, other than in connection with a Fundamental Transaction as defined in subsections (a), (b), (d) or (e) of such definition in the Certification of Designation for Preferred Stock or pursuant to a Public Company Event as defined in the Securities Purchase Agreement, an offer made to all stockholders of the Company in connection with merger, consolidation or similar transaction involving the Company or as permitted pursuant to Section 2(c) of this Agreement. Holder further agrees that the Company is authorized to and the Company agrees to place "stop orders" on its books to prevent any transfer of shares of Common Stock, Common Stock Equivalents or other securities of the Company held by or issuable to the Holder in violation of this Agreement. The Company agrees not to allow any transaction inconsistent with this Agreement to occur during the Restriction Period.

b.          Any subsequent issuance to and/or acquisition by Holder of Common Stock or Common Stock Equivalents including but not limited to Common Stock, Common Stock Equivalents or securities received in lieu or exchange therefor in connection with a Public Company Event, during the Restriction Period will be subject to the provisions of this Agreement.

c.        Notwithstanding anything contained herein to the contrary, the Holder may transfer, sell or otherwise dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock: (1) to any member of the immediate family of the undersigned as a bona fide gift; (2) to any trust for the direct or indirect benefit of the undersigned or any one or more members of the immediate family of the undersigned, provided that any such transfer not involve a disposition for value; (3) to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held by the undersigned or one or more immediate family members of the undersigned, provided that any such transfer not involve a disposition for value; (4) by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned; (5) to the Company; and (6) in open market sales at a per share price equal or greater than 300% of the Conversion Price in effect on the trade date of such sale, provided that in connection with completing any transfer described in clauses (1) through (4), the proposed transferee shall execute and deliver to the Company an agreement reasonably satisfactory to the Company pursuant to which such transferee will agree to receive and hold such shares of Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock) subject to the provisions of this Agreement. As used in this paragraph, the term "immediate family member" means any child, parent, father, mother, brother or sister of the undersigned, whether such relationship is by blood, marriage or adoption. For the avoidance of doubt, nothing contained herein shall restrict the ability of the undersigned to purchase shares of Common Stock on the open market or to exercise any option to purchase shares of Common Stock granted under any benefit plan of the Company; however, the shares of Common Stock received on exercise of such option shall remain subject to the restrictions provided in this Agreement.

3.            Miscellaneous.

a.          At any time, and from time to time, after the signing of this Agreement, Holder will execute such additional instruments and take such action as may be reasonably requested by the Purchasers to carry out the intent and purposes of this Agreement.

b.          This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The Holder and Company hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Notices hereunder shall be given in the same manner as set forth in the Securities Purchase Agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. Holder irrevocably appoints the Company its true and lawful agent for service of process upon whom all processes of law and notices may be served and given in the manner described above; and such service and notice shall be deemed valid personal service and notice upon Holder with the same force and validity as if served upon Holder.

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c.          The restrictions on transfer described in this Agreement are in addition to and cumulative with any other restrictions on transfer otherwise agreed to by the Holder or to which the Holder is subject to by applicable law.

d.          This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

e.          This Agreement may be signed and delivered by facsimile or electronically and such facsimile or electronically signed and delivered Agreement shall be enforceable.

f.           The Holder and Company acknowledge that this Agreement is being entered into for the benefit of the Purchasers who are parties to the Securities Purchase Agreement and who are hereby made third party beneficiaries of this Agreement. This Agreement may be enforced by the Purchasers and their permitted assigns and may not be amended without the consent of the requisite amount of Purchasers and their permitted assigns in the manner described in the Securities Purchase Agreement, which consent may be withheld for any reason.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

(Print Name of Holder)

Number of Shares of Common Stock directly owned by Holder: __________

Number of Shares of Common Stock Equivalents directly owned by Holder:_____________________________________

Consisting of____________________________________________________________________________________

______________________________________________________________________________________________

Number of Shares of Common Stock beneficially owned by Holder: ______________________________________________

Presently held as follows:___________________________________________________________________________

______________________________________________________________________________________________

Number of Shares of Common Stock Equivalents beneficially owned by Holder:__________________________________

Consisting of___________________________________________________________________________________

Number of Other Company securities beneficially owned by Holder:__________________________________________

Consisting of__________________________________________________________________________________

______________________________________________________________________________________________

COMPANY:

PISHPOSH, INC.

By:

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